                                                                    Exhibit 99.3

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The  following  Unaudited  Pro Forma  Combined  Financial  Statements  of Darwin
Resources Corp. ("Darwin") and Health Benefits Direct Corporation ("HBDC") gives effect to the  merger  between  Darwin  and HBDC  under the  purchase  method of accounting  prescribed by Accounting  Principles  Board Opinion No. 16, Business
Combinations. These Pro Forma statements are presented for illustrative purposes only.  The pro  forma  adjustments  are based  upon  available  information  and assumptions  that management  believes are  reasonable.  The Unaudited Pro Forma
Combined  Financial  Statements do not purport to represent  what the results of operations  or  financial  position of Darwin  would  actually  have been if the merger had in fact  occurred  on January 1, 2004 nor do they  purport to project the results of operations or financial  position of Darwin for any future period or as of any date,  respectively.  The  acquisition  of HBDC by Darwin  has been accounted for as a reverse  acquisition  under the purchase  method for business
combinations.   The   combination   of  the  two  companies  is  recorded  as  a
recapitalization  of HBDC  pursuant  to which HBDC is treated as the  continuing entity.  Accordingly,  the  operations  presented  in the  unaudited  pro  forma statement of operations include only the historical operations of HBDC.

These  Unaudited Pro Forma Combined  Financial  Statements do not give effect to any  restructuring  costs or to any  potential  cost savings or other  operating efficiencies that could result from the merger between Darwin and HBDC.

You should read the  financial  information  in this section along with Darwin's historical  financial  statements and accompanying notes in prior Securities and
Exchange Commission filings and in this Current Report on Form 8-K.

                                    HEALTH BENEFITS DIRECT CORPORATION AND SUBSIDIARIES
                                       UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                  As of September 30, 2005

                                                                                            (NOTE 1)
                                                                                      Pro Forma Adjustments
                                                    Health Benefits     Darwin
                                                        Direct       Resources Corp.      DR         CR        Pro Forma
                                                   ----------------  ---------------  ---------  -----------  -------------

ASSETS
CURRENT ASSETS:
   Cash                                             $    16,192       $    59,311                              $    75,503
   Accounts receivable (net of allowance                  4,969              --                                      4,969
   Other receivable - related party                      41,034             2,000                                   43,034
                                                    -----------       -----------                              -----------

      Total Current Assets                               62,195            61,311                                  123,506

PROPERTY AND EQUIPMENT - Net                            314,214             1,979                                  316,193
OTHER ASSETS                                             85,664              --                                     85,664
                                                    -----------       -----------                              -----------

      Total Assets                                  $   462,073       $    63,290                              $   525,363
                                                    -----------       -----------                              -----------

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
   Accounts payable                                 $    72,895       $     3,000                              $    75,895
   Accounts payable - related party                     188,870              --                                    188,870
   Accrued expenses                                     172,678              --                                    172,678
   Accrued salaries - management                        997,500              --                                    997,500
   Unearned commission advances                         447,406              --                                    447,406
   Line of credit                                       399,000              --                                    399,000
   Loans payable - shareholders'                        575,170              --                                    575,170
                                                    -----------       -----------                              -----------

      Total Current Liabilities                       2,853,519             3,000                                2,856,519

SHAREHOLDERS' DEFICIT:
   Preferred stock                                         --                --                                       --
   Common stock                                           7,800             7,319          4,544                    10,575
   Additional paid in capital                           666,600            99,106         41,591                   724,115
   Accumulated deficit                               (3,065,846)          (46,135)                    46,135    (3,065,846)
                                                    -----------       -----------                              -----------

      Total Shareholders' Deficit                    (2,391,446)           60,290                               (2,331,156)
                                                    -----------       -----------                              -----------

      Total Liabilities and Shareholders' Deficit   $   462,073       $    63,290                              $   525,363
                                                    -----------       -----------                              -----------

                                    HEALTH BENEFITS DIRECT CORPORATION AND SUBSIDIARIES
                                 UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                        For the nine months ended September 30, 2005

                                                   --------------------------------
                                                             As Reported
                                                   --------------------------------
                                                    Health Benefits     Darwin        Pro Forma Adjustments
                                                        Direct       Resources Corp.      DR         CR        Pro Forma
                                                   ----------------  ---------------  ---------  -----------  -------------

TOTAL REVENUES                                      $ 1,627,330       $      --                                $ 1,627,330
                                                    -----------       -----------                              -----------

OPERATING EXPENSES:
   Salaries and benefits expense                      1,912,233              --                                  1,912,233
   Salaries - management                                472,500              --                                    472,500
   Lead expense                                         491,876              --                                    491,876
   Facilities expense                                   132,425              --                                    132,425
   Other selling, general and administrative            537,495              --                                    537,495
                                                    -----------       -----------                              -----------

      Total Operating Expenses                        3,546,529              --                                  3,546,529
                                                    -----------       -----------                              -----------

LOSS FROM OPERATIONS                                 (1,919,199)             --                                 (1,919,199)
                                                    -----------       -----------                              -----------

OTHER INCOME (EXPENSES):
   Interest expense                                     (18,790)             --                                    (18,790)
   Other income                                            --                --                                       --
                                                    -----------       -----------                              -----------

      Total Other Expenses                              (18,790)             --                                    (18,790)
                                                    -----------       -----------                              -----------

NET LOSS                                            $(1,937,989)             --                               $ (1,937,989)
                                                    ===========       -----------                             ============

Net loss per common share - Basis                   $     (0.26)                                              $      (0.19)
                                                    ===========                                               ============

Net loss per lommon share - Diluted                 $     (0.26)                                              $      (0.19)
                                                    ===========                                               ============

Weighted average shares outstanding
- Basic                                               7,353,676                                                 10,128,676
                                                    ===========                                               ============
Weighted average shares outstanding
- Diluted                                             7,353,676                                                 10,128,676
                                                    ===========                                               ============

                                    HEALTH BENEFITS DIRECT CORPORATION AND SUBSIDIARIES
                                       UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                   As of DECEMBER 31, 2004

                                                                                           (NOTE 2)
                                                                                      Pro Forma Adjustments
                                                    Health Benefits     Darwin
                                                        Direct       Resources Corp.      DR         CR        Pro Forma
                                                   ----------------  ---------------  ---------  -----------  -------------

ASSETS
CURRENT ASSETS:
   Cash                                             $    13,517       $   105,717                              $   119,234
   Accounts receivable                                   33,556                                                     33,556
   Other receivable - related party                      22,249              --                                     22,249
                                                    -----------       -----------                              -----------

      Total Current Assets                               69,322           105,717                                  175,039

PROPERTY AND EQUIPMENT - Net                            175,742              --                                    175,742
OTHER ASSETS                                             22,665              --                                     22,665
                                                    -----------       -----------                              -----------

      Total Assets                                  $   267,729       $   105,717                              $   373,446
                                                    ===========       ===========                              ===========

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
   Accounts payable                                 $    12,876       $     6,706                              $    19,582
   Accounts payable - related party                      60,469             1,669                                   62,138
   Accrued expenses                                      84,241              --                                     84,241
   Accrued salaries - management                        525,000              --                                    525,000
   Line of credit                                       200,000              --                                    200,000
   Loans payable - shareholders'                         25,000              --                                     25,000
                                                    -----------       -----------                              -----------

      Total Current Liabilities                         907,586             8,375                                  915,961

SHAREHOLDERS' DEFICIT:
   Preferred stock                                         --                --                                        --
   Common stock                                           7,325             7,319          4,544                    10,100
   Additional paid in capital                           480,675            99,106          4,539                   575,242
   Accumulated deficit                               (1,127,857)           (9,083)                     9,083    (1,127,857)
                                                    -----------       -----------                              -----------

      Total Shareholders' Deficit                      (639,857)           97,342                                 (542,515)
                                                    -----------       -----------                              -----------

      Total Liabilities and Shareholders' Deficit   $   267,729       $   105,717                              $   373,446
                                                    ===========       ===========                              ===========

                                    HEALTH BENEFITS DIRECT CORPORATION AND SUBSIDIARIES
                                 UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                         For the period from January 27, 2004 (inception) through December 31, 2004

                                                   --------------------------------
                                                             As Reported
                                                   --------------------------------
                                                    Health Benefits     Darwin        Pro Forma Adjustments
                                                        Direct       Resources Corp.      DR         CR        Pro Forma
                                                   ----------------  ---------------  ---------  -----------  -------------

TOTAL REVENUES                                      $ 1,402,721       $      --                                $1 ,402,721
                                                    -----------       -----------                              -----------

OPERATING EXPENSES:
   Salaries and benefits expense                        960,626              --                                    960,626
   Salaries - management                                525,000              --                                    525,000
   Lead expense                                         499,680              --                                    499,680
   Facilities expense                                   132,789              --                                    132,789
   Consulting fees                                      130,040              --                                    130,040
   Other selling, general and administrative            277,385              --                                    277,385
                                                    -----------       -----------                              -----------

      Total Operating Expenses                        2,525,520              --                                  2,525,520
                                                    -----------       -----------                              -----------

LOSS FROM OPERATIONS                                 (1,122,799)             --                                 (1,122,799)
                                                    -----------       -----------                              -----------

OTHER INCOME (EXPENSES):
   Interest expense                                      (5,133)             --                                    (5,133)
   Other income                                              75              --                                        75
                                                    -----------       -----------                              -----------

      Total Other Expenses                               (5,058)             --                                    (5,058)

NET LOSS                                            $(1,127,857)             --                                $(1,127,857)
                                                    -----------       -----------                              -----------

Net loss per common share - Basis                   $     (0.15)                                               $     (0.11)
                                                    ===========                                                ===========

Net loss per common share - Diluted                 $     (0.15)                                               $     (0.11)
                                                    ===========                                                ===========

Weighted average shares outstanding
- Basic                                               7,325,000                                                 10,100,000
                                                    ===========                                                ===========

Weighted average shares outstanding
- Diluted                                             7,325,000                                                 10,100,000
                                                    ===========                                                ===========

               Health Benefits Direct Corporation and Subsidiaries
                         Unaudited Pro Forma Adjustments
                    September 30, 2005 and December 31, 2004

Pro Forma adjustments reflect the following transactions:

                                     DR         CR
                                   -------    ------
Note 1.

Common stock ..................     4,544
Additional Paid-in Capital.....     41,591
Accumulated deficit ...........               46,135

Note 2

Common stock ..................     4,544
Additional Paid-in Capital.....     4,539
Accumulated deficit ...........                9,083

To record  recapitalization  of HBDC and  cancellation  of  6,851,852  shares of common stock by Robert Ferguson, Darwin's president and sole director.

The  acquisition  has been  accounted  for as a  reverse  acquisition  under the purchase method for business combinations.  The combination of the two companies is  recorded  as a  recapitalization  of  Health  Benefits  Direct  Corporation, pursuant to which HBDC is treated as the continuing entity.